EXHIBIT 13.1

                                CERTIFICATION OF
             CHIEF EXECUTIVE OFFICER AND VICE-PRESIDENT, ACCOUNTING
                                OF OCEAN RIG ASA


     THIS CERTIFICATION IS PROVIDED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND ACCOMPANIES THE ANNUAL REPORT ON FORM 20-F (THE "FORM 20-F") FOR THE YEAR ENDED DECEMBER 31, 2003 OF OCEAN RIG ASA (THE "ISSUER").

     WE, KAI SOLBERG HANSEN, CHIEF EXECUTIVE OFFICER, AND ERLING MEINICH-BACH, VICE-PRESIDENT, ACCOUNTING, RESPECTIVELY, OF THE ISSUER, CERTIFY THAT, TO THE BEST OF EACH OF OUR KNOWLEDGE:

     (I)THE FORM 20-F FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(A) OR
          SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 (15 U.S.C. 78M(A) OR 78O(D)); AND

     (II) THE INFORMATION CONTAINED IN THE FORM 20-F FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE ISSUER.

        Dated:  June 30, 2004







                                                  /s/ Kai Solberg-Hansen
                                                  -----------------------------
                                                  Kai Solberg-Hansen
                                                  CEO


                                                  /s/ Erling Meinich-Bache
                                                  ------------------------------
                                                  Erling Meinich-Bache
                                                  Vice-President, Accounting


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE ISSUER AND WILL BE RETAINED BY THE ISSUER AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.




                                      115